Quarterly Holdings Report
for
Fidelity® Water Sustainability Fund
August 31, 2022
DSW-NPRT1-1022
1.9897401.102
Common Stocks - 97.7%
	Shares	Value ($)
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Select Energy Services, Inc. Class A (a)	41,403	294,375
HEALTH CARE - 4.6%
Life Sciences Tools & Services - 4.6%
Danaher Corp.	15,830	4,272,675
INDUSTRIALS - 37.0%
Building Products - 7.2%
Advanced Drain Systems, Inc.	41,667	5,654,212
Zurn Elkay Water Solutions Cor	36,394	1,003,747
		6,657,959
Commercial Services & Supplies - 8.4%
Tetra Tech, Inc.	57,571	7,818,718
Machinery - 21.4%
Chart Industries, Inc. (a)	10,648	2,064,221
Energy Recovery, Inc. (a)	4,198	96,302
Evoqua Water Technologies Corp. (a)	118,244	4,148,000
Georg Fischer AG (Reg.)	25,731	1,400,398
IDEX Corp.	21,328	4,291,407
Ingersoll Rand, Inc.	86,930	4,117,874
Mueller Water Products, Inc. Class A	44,319	499,918
Organo Corp.	2,032	135,160
Watts Water Technologies, Inc. Class A	10,448	1,447,257
Xylem, Inc.	19,196	1,748,756
		19,949,293
TOTAL INDUSTRIALS		34,425,970
INFORMATION TECHNOLOGY - 28.0%
Electronic Equipment & Components - 13.9%
Badger Meter, Inc.	11,017	1,043,200
Halma PLC	164,141	3,956,664
Teledyne Technologies, Inc. (a)	21,522	7,927,844
		12,927,708
Software - 14.1%
Roper Technologies, Inc.	32,774	13,194,156
TOTAL INFORMATION TECHNOLOGY		26,121,864
MATERIALS - 2.6%
Chemicals - 2.6%
Olin Corp.	44,084	2,409,631
UTILITIES - 25.2%
Multi-Utilities - 3.5%
Veolia Environnement SA	146,154	3,257,394
Water Utilities - 21.7%
American States Water Co.	19,701	1,634,592
American Water Works Co., Inc.	73,759	10,949,524
Essential Utilities, Inc.	21,726	1,067,833
Middlesex Water Co.	25,845	2,294,261
Severn Trent PLC	128,569	4,162,624
York Water Co.	1,682	73,958
		20,182,792
TOTAL UTILITIES		23,440,186
TOTAL COMMON STOCKS (Cost $95,724,995)		90,964,701

Nonconvertible Preferred Stocks - 0.5%
	Shares	Value ($)
UTILITIES - 0.5%
Water Utilities - 0.5%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR (Cost $390,241)	49,040	459,014

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (b) (Cost $1,577,753)	1,577,438	1,577,753

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $97,692,989)	93,001,468
NET OTHER ASSETS (LIABILITIES) - 0.1%	93,800
NET ASSETS - 100.0%	93,095,268

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	76,712	4,750,386	3,249,345	4,291	-	-	1,577,753	0.0%
Fidelity Securities Lending Cash Central Fund 2.34%	3,878,522	5,693,736	9,572,258	4,053	-	-	-	0.0%
Total	3,955,234	10,444,122	12,821,603	8,344	-	-	1,577,753

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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